Facsimile Cover Sheet

To:	Wells Fargo Bank, NA, not in its individual or corporate capacity, but solely as Trust Administrator of the TBW Mortgage Backed Trust 2007-2

Attention:	Heakyung Chung, CSIN Marketer

Fax number:	To be delivered by Heakyung Chung

Date:	30 May 2007

Pages (including cover page):	8

Our Reference No: External ID: 53231343N3 / Risk ID: 447819562

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173

For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

30 May 2007
Wells Fargo Bank, NA, not in its individual or corporate capacity, but solely as Trust Administrator of the TBW Mortgage Backed Trust 2007-2

External ID: 53231343N3
__________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Wells Fargo Bank, NA, not in its individual or corporate capacity, but solely as Trust Administrator of the TBW Mortgage Backed Trust 2007-2.

1.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 May 2007 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Rate Cap Transaction

Notional Amount:	USD 59,910,000, subject to amortization as set out in the Additional Terms

Trade Date:	25 May 2007

Effective Date:	30 May 2007

Termination Date:	25 April 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Payment Amount:
In consideration of this Transaction and in consideration of the Transaction with CSIN Reference No. 53231337, 53231340, 53231345, 53231347, 53231348, 53231349 and 53231352, Counterparty shall pay the sum of USD 505,750 to CSIN.

Fixed Rate Payer
Payment Date:	30 May 2007

Floating Amounts:

Floating Rate Payer:	CSIN

Floating Rate Payer
Period End Dates:	The 25th calendar day of each month commencing on 25 July 2007, subject to adjustment in accordance with Following Business Day Convention.

Floating Rate Payer
Payment Dates:	One Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Initial Calculation Period:
From and including 25 June 2007 up to but excluding the Floating Rate Payer Payment Date scheduled to occur on 25 July 2007, subject to adjustment in accordance with Modified Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Cap Strike Rate:	See attached Schedule

Designated Maturity:	1 month

Spread:	None

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	CSIN

3. Account Details:

Payments to CSIN:	As advised separately in writing

Payments to Counterparty:	Wells Fargo Bank, N.A.
ABA 121-000-248
Account Name: Corporate Trust Clearing
Account Number: 3970771416
FFC:53155801, TBW 2007-2 Interest Rate Cap Account

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period ending on the Period End Date Scheduled to occur on:	Notional (USD):	Strike
July 25, 2007	59,910,000	6.837%
August 25,2007	59,910,000	6.616%
September 25, 2007	59,910,000	6.616%
October 25, 2007	59,910,000	6.837%
November 25, 2007	59,910,000	6.616%
December 25, 2007	59,910,000	6.837%
January 25, 2008	59,910,000	6.616%
February 25, 2008	59,910,000	6.616%
March 25, 2008	59,910,000	7.073%
April 25, 2008	59,910,000	6.616%
May 25, 2008	59,910,000	6.837%
June 25, 2008	59,910,000	6.616%
July 25, 2008	59,910,000	6.837%
August 25,2008	59,910,000	6.616%
September 25, 2008	59,910,000	6.616%
October 25, 2008	59,910,000	6.837%
November 25, 2008	59,910,000	6.616%
December 25, 2008	59,910,000	6.837%
January 25, 2009	59,910,000	6.617%
February 25, 2009	59,910,000	6.617%
March 25, 2009	59,910,000	7.326%
April 25, 2009	59,910,000	6.617%
May 25, 2009	59,910,000	6.837%
June 25, 2009	59,910,000	6.617%
July 25, 2009	59,910,000	6.837%
August 25,2009	59,910,000	6.617%
September 25, 2009	59,910,000	6.617%
October 25, 2009	59,910,000	6.837%
November 25, 2009	59,910,000	6.617%
December 25, 2009	59,910,000	6.837%
January 25, 2010	59,910,000	6.617%
February 25, 2010	59,910,000	6.617%
March 25, 2010	59,910,000	7.326%
April 25, 2010	59,910,000	6.617%
May 25, 2010	59,910,000	6.838%

Calculation Period ending on the Period End Date Scheduled to occur on:	Notional (USD):	Strike
June 25, 2010	59,910,000	6.617%
July 25, 2010	59,910,000	6.838%
August 25,2010	59,910,000	6.617%
September 25, 2010	59,910,000	6.617%
October 25, 2010	59,910,000	6.838%
November 25, 2010	59,910,000	6.617%
December 25, 2010	59,910,000	6.838%
January 25, 2011	59,910,000	6.617%
February 25, 2011	59,910,000	6.617%
March 25, 2011	59,910,000	7.326%
April 25, 2011	59,910,000	6.617%
May 25, 2011	59,910,000	6.838%
June 25, 2011	59,910,000	6.617%
July 25, 2011	59,910,000	6.838%
August 25,2011	59,910,000	6.617%
September 25, 2011	59,910,000	6.618%
October 25, 2011	57,661,191	6.748%
November 25, 2011	55,211,833	6.531%
December 25, 2011	52,822,525	6.748%
January 25, 2012	50,491,912	6.531%
February 25, 2012	48,218,668	6.531%
March 25, 2012	46,001,497	6.981%
April 25, 2012	43,839,130	6.531%
May 25, 2012	41,730,326	6.748%
June 25, 2012	39,673,872	6.531%
July 25, 2012	38,092,071	6.748%
August 25,2012	36,548,777	6.531%
September 25, 2012	35,043,089	6.531%
October 25, 2012	33,574,129	6.749%
November 25, 2012	32,141,036	6.531%
December 25, 2012	30,742,973	6.749%
January 25, 2013	29,379,117	6.531%
February 25, 2013	28,048,667	6.531%
March 25, 2013	26,750,840	7.231%
April 25, 2013	25,484,869	6.531%
May 25, 2013	24,250,006	6.749%
June 25, 2013	23,045,520	6.531%
July 25, 2013	22,067,003	6.749%
August 25,2013	21,109,729	6.531%

Calculation Period ending on the Period End Date Scheduled to occur on:	Notional (USD):	Strike
September 25, 2013	20,173,242	6.531%
October 25, 2013	19,257,095	6.749%
November 25, 2013	18,360,849	6.531%
December 25, 2013	17,484,078	6.749%
January 25, 2014	16,626,361	6.532%
February 25, 2014	15,787,290	6.532%
March 25, 2014	14,966,462	7.231%
April 25, 2014	14,163,485	6.532%
May 25, 2014	13,377,974	6.749%
June 25, 2014	12,609,554	6.532%
July 25, 2014	12,609,554	6.749%
August 25,2014	12,609,554	6.532%
September 25, 2014	12,609,554	6.532%
October 25, 2014	12,609,554	6.750%
November 25, 2014	12,609,554	6.532%
December 25, 2014	12,609,554	6.750%
January 25, 2015	12,609,554	6.532%
February 25, 2015	12,609,554	6.532%
March 25, 2015	12,609,554	7.232%
April 25, 2015	12,609,554	6.532%
May 25, 2015	12,609,554	6.750%
June 25, 2015	12,609,554	6.532%
July 25, 2015	12,609,554	6.750%
August 25,2015	12,605,118	6.532%
September 25, 2015	12,550,744	6.532%
October 25, 2015	12,450,819	6.750%
November 25, 2015	12,309,421	6.533%
December 25, 2015	12,130,334	6.750%
January 25, 2016	11,917,074	6.533%
February 25, 2016	11,672,901	6.533%
March 25, 2016	11,400,842	6.983%
April 25, 2016	11,103,702	6.533%

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse International

By: /s/ Kamel Ouchikh
Name: Kamel Ouchikh
Title: Authorized Signatory

Confirmed as of the date first written above:

Wells Fargo Bank, NA, not in its individual or corporate capacity, but solely as Trust Administrator of the TBW Mortgage Backed Trust 2007-2

By: /s/ Carla S Walker
Name: Carla S Walker
Title: Vice President

Our Reference No: External ID: 53231343N3 / Risk ID: 447819562